Business acquisitions	12 Months Ended
Dec. 31, 2022
Business Acquisitions [Abstract]
Business acquisitions	Business acquisitions
Accounting policies

Business combinations are accounted for using the acquisition method. We measure goodwill at the acquisition date as the fair value of the consideration transferred less the fair value of the identifiable assets acquired and liabilities assumed. The determination of the fair value of the assets acquired and liabilities assumed requires management to use estimates that contain uncertainty and critical judgments. Transaction costs in connection with business combinations are expensed as incurred.

Valuation techniques utilized

We engaged a valuations expert to assist with the determination of estimated fair value for acquired working capital, property, plant and equipment, and certain intangible assets.

We applied the market comparison technique and cost technique in determining the fair value of acquired property, plant, and equipment. We considered market prices for similar assets when they were available, and depreciated replacement cost in other circumstances. Depreciated replacement cost reflects adjustments for physical deterioration as well as functional and economic obsolescence. The key assumptions used in the estimation of depreciated replacement cost are the asset’s estimated replacement cost at the time of acquisition and estimated useful life.

We applied the multi-period excess earnings method in determining the fair value of the customer relationship intangible recognized in the Norbord Inc. (“Norbord”) and Angelina Forest Products acquisitions. The multi-period excess earnings method considers the present value of incremental after-tax cash flows expected to be generated by the customer relationship after deducting contributory asset charges. The key assumptions used in applying the valuation technique include: the forecasted revenues relating to the acquiree’s existing customers at the time of acquisition, the forecasted attrition rates relating to these customers, forecasted operating margins, and discount rate.
Norbord acquisition
On February 1, 2021, we acquired all of the outstanding shares of Norbord. According to the terms of the Norbord acquisition, Norbord shareholders received 0.675 of a West Fraser share for each Norbord share held. The result was the issuance of 54,484,188 Common shares of West Fraser at a price of US$63.90 per share (CAD$81.94 per share) for $3,482 million.
Included in the Norbord acquisition are five OSB mills in Canada, seven OSB mills in the U.S., one OSB mill, one MDF plant and two particleboard plants in the U.K., one OSB mill in Belgium, and their related corporate offices.
We have incorporated the North American operations of Norbord into our Panels segment and renamed that segment North America (“NA”) Engineered Wood Products (“EWP”). This segment includes the results from North American operations for OSB, plywood, MDF, and LVL. In addition, we have identified a Europe EWP segment, which includes the results from the U.K. and Belgium operations for OSB, MDF and particleboard. The EWP segments have been separated due to differences in the operating region, customer base, operating margins and sales volumes.
The Norbord Acquisition has been accounted for as an acquisition of a business in accordance with IFRS 3, Business Combinations. We have allocated the purchase price based on our estimated fair value of the assets acquired and the liabilities assumed as follows:

West Fraser purchase consideration:
Fair value of West Fraser shares issued	$3,482
Fair value of equity-based compensation instruments	24
$3,506

Fair value of net assets acquired:
Cash and cash equivalents	$642
Accounts receivable	232
Inventories	334
Prepaid expenses	12
Property, plant and equipment	2,088
Timber licenses	10
Other non-current assets	6
Other intangibles	17
Customer relationship intangible	470
Goodwill	1,339
Payables and accrued liabilities	(301)
Income tax payable	(155)
Current portion of reforestation and decommissioning obligations	(2)
Long-term debt	(720)
Other non-current liabilities	(36)
Deferred income tax liabilities	(430)
$3,506

Balances that required significant fair value adjustments for purchase price accounting included inventory, property, plant and equipment, and customer relationship intangibles. The resulting goodwill and deferred income tax liabilities were also significant.
Angelina Forest Products acquisition
On December 1, 2021, we acquired the Angelina Forest Products (“Angelina Acquisition” or “Angelina”) lumber mill located in Lufkin, Texas for cash consideration of $311 million. This acquisition has been accounted for as an acquisition of a business in accordance with IFRS 3, Business Combinations. We have allocated the purchase price based on our estimated fair value of the assets acquired and the liabilities assumed as follows:

West Fraser purchase consideration:
Cash consideration	$311

Fair value of net assets acquired:
Cash	$8
Accounts receivable	7
Inventories	11
Property, plant and equipment	213
Customer relationship intangible	21
Goodwill	58
Payables and accrued liabilities	(7)
$311
Through the process of finalizing the purchase price allocation during the quarter ended March 31, 2022, we reclassified $21 million from goodwill to customer relationship intangible asset.